Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
June 30, 1999



Expected B Maturity 9/15/06


Blended Coupon 5.1915%


Excess Protection Level
3 Month Average   5.98%
June, 1999   5.18%
May, 1999   7.60%
April, 1999   5.15%


Cash Yield17.44%


Investor Charge Offs 5.06%


Base Rate 7.19%


Over 30 Day Delinquency 4.82%


Seller's Interest11.01%


Total Payment Rate13.71%


Total Principal Balance$44,380,968,357.42


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,888,448,838.93